UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report –February 14, 2005

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street

Harleysville, Pennsylvania 19438

(Address of principal executive office and zip code)

(215) 256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01 Other Events

On February 14, 2005, Harleysville National Corporation (the "Corporation") issued a press release announcing the regular cash dividend for first quarter 2005. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

    Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated February 14, 2005 titled "Harleysville National Corporation Declares Cash Dividend."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HARLEYSVILLE NATIONAL CORPORATION

Dated: February 14, 2005                                 /s/ Michael B. High

                                                Michael B. High, EVP and Chief Financial Officer

EXHIBIT INDEX

            Page

Exhibit 99.1 Press Release dated February 14, 2005, of Harleysville National

        Corporation (filed pursuant to Item 9.01 hereof).                  5